Exhibit 10.5
Forms of Addenda to Executive Termination Benefits Agreements

The Company has entered into Executive Termination Benefits Agreements with its Named Executive Officers and certain other senior executives.  Each of the Executive Termination Benefits Agreements is accompanied by an Addendum that describes the benefits that would be provided to the executive. The form of the Executive Termination Benefits Agreements, including the standard form of Addendum, was filed as Exhibit 10.4 to the Company's report on Form 10-Q for the period ended June 30, 2001.

There are two versions of the Addendum which apply to the Named Executive Officers.  The versions differ principally in the multiple of annual compensation that would be payable to the executive under Section 3 of the applicable Addendum.  The addenda for William J. Hannigan, Jeffery M. Jackson and Eric J. Speck provide for 3 years compensation.  The addendum for Michael W. Nelson provides for 2 years compensation.  The forms of these addenda are attached.

ADDENDUM TO EXECUTIVE TERMINATION BENEFITS AGREEMENTS

1.

Continuation Period pursuant to Subparagraph 1(d) of the Executive Termination Benefits Agreement shall mean “the period of time beginning on the Termination Date and ending thirty-six (36) months thereafter.”

2.	The following language shall be added as Subparagraph 2(a)(iv) of the Executive Termination Benefits Agreement:

by the Executive within the thirty (30) day period immediately following the first anniversary of a Change in Control.

3.	The following language shall be added as Subparagraph 4(a) of the Executive Termination Benefits Agreement:

The Company will pay to the Executive the sum of (i) three (3) times the greater of (A) the Executive’s effective annual base salary at the Termination Date or (B) the Executive’s effective annual base salary immediately prior to the Change in Control, plus (ii) three (3) times the greater of (X) the highest annual bonus awarded to the Executive under the Company’s Variable Compensation Plan or any other bonus plan (whether paid currently or on a deferred basis) with respect to any twelve (12) consecutive month period during the last three (3) fiscal years ending prior to the Termination Date or (Y) the highest target bonus rate applicable to the Executive for any period during such prior three (3) year period, multiplied by the applicable annual base salary determined under clause (i) of this Section 4(a); the resulting amount to be paid in a lump sum on the first day of the month following the Termination Date.

4.	The following language shall be added following the last sentence of Subparagraph 4(f)(iii) of the Executive Termination Benefits Agreement:

Notwithstanding anything in Section 4(f)(ii) or (iii) (or elsewhere) to the contrary, all equity awards shall vest upon voluntary termination of the Executive during the thirty (30) day period immediately following the first anniversary of the Change in Control.

5.	The following language shall be added as Subparagraph 4(j) of the Executive Termination Benefits Agreement:

Travel Privileges. The Company will purchase or otherwise make available to the Executive personal air travel on American Airlines and American Eagle (A) under terms and conditions no less favorable than those that did apply or would have applied to the Executive as an “Eligible Employee” under the Travel Privileges Agreement between the Company and American Airlines, Inc. (“American”) dated July 1, 1996, as amended, including any successor agreement (“Travel Agreement”) if the Executive’s employment with the Company had continued; and (B) at an after tax cost to the Executive equal to the after tax cost the Executive would have paid for personal air travel using the travel privileges as an “Eligible Employee” under the Travel Agreement if the Executive’s employment with the Company had continued. The Company will provide personal air travel pursuant until the earlier to occur of: (A) the expiration of the Travel Agreement (currently scheduled for June 30, 2008) or (B) a termination of the Travel Agreement by American other than as a consequence of the Change in Control; except that if before such an occurrence the Executive reaches (w) fifty-five (55) years of age with five (5) years of service if hired on or before July 31, 1996, or (x) fifty-five (55) years of age with ten (10) years of service if hired after July 31, 1996, or (y) fifty (50) years of age with ten (10) years of service, or (z) fifty (50) years of age with fifteen (15) years of service, then the Company will purchase or otherwise make available to the Executive, immediately if the Executive qualifies under the preceding clauses (w) or (x), or upon the Executive reaching sixty-two (62) years of age if the Executive qualifies under the preceding clause (y), or upon the Executive reaching fifty-five (55) years of age if the Executive qualifies under the preceding clause (z), personal air travel on American Airlines and American Eagle (a) under terms and conditions no less favorable than those that would have applied to the Executive as an “Eligible Retiree” under the Travel Agreement if the Executive had retired from the Company; and (b) at an after tax cost to the Executive equal to the after tax cost the Executive would have paid for personal air travel using the travel privileges available as an “Eligible Retiree’ under the Travel Agreement if the Executive had retired from the Company. If the Travel Agreement is terminated by American due to the Change in Control, the Company will provide the personal air travel described in this Section (4)(j) without regard to any termination of the Travel Agreement.

Dated: August 8, 2001

SABRE HOLDINGS CORPORATION

By
James F. Brashear
Corporate Secretary

SABRE INC.

By
James F. Brashear
Senior Vice President, Deputy General Counsel and Corporate Secretary

[Executive]

Signed:

ADDENDUM TO EXECUTIVE TERMINATION BENEFITS AGREEMENTS

1.

Continuation Period pursuant to Subparagraph 1(d) of the Executive Termination Benefits Agreement shall mean “the period of time beginning on the Termination Date and ending twenty-four (24) months thereafter.”

2.	The following language shall be added as Subparagraph 4(a) of the Executive Termination Benefits Agreement:

The Company will pay to the Executive the sum of (i) two (2) times the greater of (A) the Executive’s effective annual base salary at the Termination Date or (B) the Executive’s effective annual base salary immediately prior to the Change in Control, plus (ii) two (2) times the greater of (X) the highest annual bonus awarded to the Executive under the Company’s Variable Compensation Plan or any other bonus plan (whether paid currently or on a deferred basis) with respect to any twelve (12) consecutive month period during the last two (2) fiscal years ending prior to the Termination Date or (Y) the highest target bonus rate applicable to the Executive for any period during such prior two (2) year period, multiplied by the applicable annual base salary determined under clause (i) of this Section 4(a); the resulting amount to be paid in a lump sum on the first day of the month following the Termination Date.

3.	The following language shall be added as Subparagraph 4(j) of the Executive Termination Benefits Agreement:

Travel Privileges. The Company will purchase or otherwise make available to the Executive personal air travel on American Airlines and American Eagle (A) under terms and conditions no less favorable than those that did apply or would have applied to the Executive as an “Eligible Employee” under the Travel Privileges Agreement between the Company and American Airlines, Inc. (“American”) dated July 1, 1996, as amended, including any successor agreement (“Travel Agreement”) if the Executive’s employment with the Company had continued; and (B) at an after tax cost to the Executive equal to the after tax cost the Executive would have paid for personal air travel using the travel privileges as an “Eligible Employee” under the Travel Agreement if the Executive’s employment with the Company had continued. The Company will provide personal air travel pursuant until the earlier to occur of: (A) the expiration of the Travel Agreement (currently scheduled for June 30, 2008) or (B) a termination of the Travel Agreement by American other than as a consequence of the Change in Control; except that if before such an occurrence the Executive reaches (w) fifty-five (55) years of age with five (5) years of service if hired on or before July 31, 1996, or (x) fifty-five (55) years of age with ten (10) years of service if hired after July 31, 1996, or (y) fifty (50) years of age with ten (10) years of service, or (z) fifty (50) years of age with fifteen (15) years of service, then the Company will purchase or otherwise make available to the Executive, immediately if the Executive qualifies under the preceding clauses (w) or (x), or upon the Executive reaching sixty-two (62) years of age if the Executive qualifies under the preceding clause (y), or upon the Executive reaching fifty-five (55) years of age if the Executive qualifies under the preceding clause (z), personal air travel on American Airlines and American Eagle (a) under terms and conditions no less favorable than those that would have applied to the Executive as an “Eligible Retiree” under the Travel Agreement if the Executive had retired from the Company; and (b) at an after tax cost to the Executive equal to the after tax cost the Executive would have paid for personal air travel using the travel privileges available as an “Eligible Retiree’ under the Travel Agreement if the Executive had retired from the Company. If the Travel Agreement is terminated by American due to the Change in Control, the Company will provide the personal air travel described in this Section (4)(j) without regard to any termination of the Travel Agreement.

Dated: August 8, 2001

SABRE HOLDINGS CORPORATION

By
James F. Brashear
Corporate Secretary

SABRE INC.

By
James F. Brashear
Senior Vice President, Deputy General Counsel and Corporate Secretary

[Executive]

Signed: